NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES
                         CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

                                                           In thousands of dollars

                                               THREE MONTHS ENDED            TWELVE MONTHS ENDED
                                                    MARCH 31,                    MARCH 31,
                                              2000          1999          2000             1999
                                              ----          ----          ----             ----
OPERATING REVENUES:
Electric                                  $  823,672    $  849,746     $3,221,683       $3,247,721
Gas                                          245,107       246,275        578,415          576,269
                                          -----------   -----------    -----------      -----------
                                           1,068,779     1,096,021      3,800,098        3,823,990
---------------------------------------   -----------   -----------    -----------      -----------
OPERATING EXPENSES:
Electricity purchased:
  Independent power producers                 78,869       109,611        308,005          548,781
  Hydro/Fossil power purchase agreements      29,485             -        154,813                -
  NYISO                                      118,806             -        151,425                -
  Swap payments                               17,539        21,874         93,841           73,042
  Other                                       35,191        29,480        217,879          216,783
---------------------------------------   -----------   -----------    -----------      -----------
                                             279,890       160,965        925,963          838,606
Fuel for electric generation                  13,330        57,094        145,893          249,878
Gas purchased                                138,432       107,346        297,809          264,035
Other operation and maintenance expenses     214,689       203,292        900,497          878,728
Power Choice charge                                -             -              -          263,227
Amortization of MRA regulatory asset          96,625        96,625        386,499          225,458
Depreciation and amortization                 77,832        94,692        328,070          362,159
Other taxes                                   77,263       121,723        367,382          454,889
---------------------------------------   -----------   -----------    -----------      -----------
                                             898,061       841,737      3,352,113        3,536,980
                                          -----------   -----------    -----------      -----------
OPERATING INCOME                             170,718       254,284        447,985          287,010
Other income (deductions)                     (7,365)       (3,839)        (9,208)          34,538
---------------------------------------   -----------   -----------    -----------      -----------
INCOME BEFORE INTEREST CHARGES               163,353       250,445        438,777          321,548

Interest charges                             111,332       130,275        466,297          461,863
---------------------------------------   -----------   -----------    -----------      -----------
INCOME (LOSS) BEFORE FEDERAL & FOREIGN
INCOME TAXES                                  52,021       120,170        (27,520)        (140,315)

Federal and foreign income taxes              31,188        60,314        (10,243)         (58,983)
---------------------------------------   -----------   -----------    -----------      -----------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM       20,833        59,856        (17,277)         (81,332)

Extraordinary item - Loss from the
 extinguishment of debt, net of income
 taxes of $12,819                                  -             -        (23,807)               -
---------------------------------------   -----------   -----------    -----------      -----------
NET INCOME (LOSS)                             20,833        59,856        (41,084)         (81,332)
Dividends on preferred stock                   7,904         9,024         35,688           36,356
---------------------------------------   -----------   -----------    -----------      -----------
BALANCE AVAILABLE FOR COMMON STOCK        $   12,929    $   50,832     $  (76,772)      $ (117,688)
                                          ===========   ===========    ===========      ===========


NOTES:

- The above information is not given in connection with any sale or offer to sell or buy any stock or security.
- The Company files periodic reports pursuant to the Securities Exchange Act of 1934. Accordingly, with respect to the financial information set forth above, you are requested to refer to such filings for more detailed information.